Exhibit 2 to
                     Debtors' Joint Reorganization Plan

                           Form of Mutual Release







                          MUTUAL RELEASE AGREEMENT


         This MUTUAL RELEASE AGREEMENT (this "Agreement") is entered into as of [DATE], by and between ZiLOG, Inc., a Delaware corporation ("ZiLOG"), and ZiLOG-MOD III, Inc., a Delaware corporation and subsidiary of the Company ("MOD III Subsidiary," and, together with ZiLOG, the "Companies"), on the one hand, and [THIRD PARTY] ("[THIRD PARTY]"), on the other hand. The Companies and [THIRD PARTY] are referred to in this Agreement as the "parties."

                                 RECITALS:

         WHEREAS, the Companies have submitted, and the United States Bankruptcy Court for the Northern District of California has confirmed, a joint plan of reorganization (the "Plan"); and

         WHEREAS, pursuant to the Plan, the Bankruptcy Court has approved the execution of the mutual release between the parties on the terms set forth in this Agreement, and pursuant to the Plan, has ordered the Agreement to be effective on the Effective Date (as defined in the Plan).

         NOW, THEREFORE, in consideration of the foregoing facts and mutual covenants and agreements contained in this Agreement, and other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Company Release. As of the Effective Date, each of the Companies, for itself and its successors and assigns, hereby fully and forever releases and discharges [THIRD PARTY] and all of its officers, directors, partners, employees, agents, attorneys, predecessors, successors and assigns of any one or more of them (collectively, the "[THIRD PARTY] Related Parties"), from all claims (including avoiding power and equitable subordination claims), causes of action, or damages (including reimbursement of costs or expenses, including attorney's fees), liabilities, demands, rights and losses of whatever nature, whether known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, disputed or undisputed, direct, indirect or derivative (collectively, "Claims"), that it or they ever had, now have, or may have for acts, events or occurrences prior to the Effective Date which arise out of or are related to the relationship between the Companies, on the one hand, and [THIRD PARTY] and [THIRD PARTY] Related Parties, on the other hand; provided that nothing herein shall release any Claims that arise from obligations or rights created under or in connection with the Plan or any agreement provided for or contemplated under the Plan or identified on
Exhibit 9 to the Plan.

         Section 2. Entitled Party Release. As of the Effective Date, [THIRD PARTY], for itself and its successors and assigns, hereby fully and forever releases and discharges each of the Companies and all of their officers, directors, shareholders, employees, agents, attorneys, predecessors, successors and assigns of any one or more of them (collectively, the "Company Related Parties"), from all Claims that it or they ever had, now have, or may have for acts, events or occurrences prior to the Effective Date which arise out of or are related to the relationship between [THIRD PARTY], on the one hand, and the Companies and the Company Related Parties, on the other hand; provided that nothing herein shall release any Claims that arise from obligations or rights created under or in connection with the Plan or any agreement provided for or contemplated under the Plan or identified on Exhibit 9 to the Plan.

         Section 3. Section 1542 Waiver. It is the intention of the parties in executing this Agreement that it shall be effective as a full and final accord and satisfactory release of each and every matter herein specifically or generally referred to. In furtherance of this intention, each party acknowledges that he or it is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
         CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         The parties waive and relinquish any rights and benefits which they have or may have under Section 1542 of the Civil Code of the State of California, and/or laws of similar effect, to the full extent that they may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement. The parties, and each of them, acknowledge that they are aware that they may later discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement, but it is their intention to fully and finally forever settle and release any and all matters, disputes and differences, known and unknown, suspected and unsuspected, which now exist, may later exist or may previously have existed between them, and that in furtherance of this intention, the releases given in this Agreement shall be and remain in effect as full and complete general releases notwithstanding discovery or existence of any such additional or different facts.

         Section 4. Representations By The Parties. Each of the parties warrants and represents to the others that none of them has assigned or transferred or purported to assign or transfer to any person or entity not a party to this Agreement any matter or any part or portion of any matter covered by this Agreement, and each of them agrees to indemnify and hold harmless the others from and against any claim, demand, damage, debt, liability, account, reckoning, obligation, cost, expense, lien, action or cause of action (including reasonable attorneys fees and costs paid or incurred) based upon or in connection with or arising out of any such assignment or transfer or purported or claimed assignment or transfer.

         Section 5. No Admission. The execution of this Agreement effects the settlement of claims which are contested and denied. Nothing contained in this Agreement shall be construed as an admission by any party of any liability of any kind to the other parties. Each party acknowledges that the others expressly deny that any of them is in any way liable or obligated to the others.

         Section 6. Continuing Indemnification Obligations. Anything contained in this Agreement to the contrary notwithstanding, nothing in this Agreement shall be deemed or construed to release the Company from its obligations to indemnify its present and former directors, officers, or employees under its certificate of incorporation, by-laws, employee-indemnification policy, state law, or any other agreement and such obligations will survive and be unaffected by the Plan's confirmation, regardless of whether the right to indemnification arose before or after the petition date.

         Section 7. Entire Agreement. This Agreement contains the entire understanding of the parties; there are no representations, covenants or undertakings other than those expressly set forth in this Agreement. Each party acknowledges that no other party or any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express, implied or statutory, not contained in this Agreement concerning its subject matter, to induce them to execute this Agreement. The parties acknowledge that they have not executed this Agreement in reliance upon any such promise, representation or warranty not specifically contained in this Agreement.

         Section 8. Binding On Successors. This Agreement and the covenants and conditions contained in it shall apply to, be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, assigns, successors and agents of each of the parties.

         Section 9. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties, and has no third party beneficiaries.

         Section 10. Interpretation. Nothing in this Agreement shall be deemed or construed to provide or purport to cause a release of Claims against [THIRD PARTY] held by any person other than the Companies (except insofar as such Claim may be asserted as a derivative claim or right constituting property of the Estates (as defined in the Plan).

         Section 11. Severability. The provisions of this Agreement are severable; should any provision for any reason be held to be unenforceable, the remaining provision shall nonetheless be of full force and effect.

         Section 12. Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California, without reference to its internal conflicts of law.

         Section 13. Joint Preparation. This Agreement is to be deemed to have been jointly prepared by the parties, and any uncertainty or ambiguity in it shall not be interpreted against any of the parties, but according to the application of the rules of interpretation of contracts.

         Section 14. Attorneys' Fees. In the event that any party hereto shall institute any action or proceeding to enforce any rights granted hereunder, the prevailing party in such action or proceeding shall be entitled, in addition to any other relief granted by the court or other applicable judicial body, to such reasonable attorneys fees as may be rewarded.

         Section 15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




                                ZiLOG, INC.


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                ZiLOG-MOD III, INC.


                                By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                [THIRD PARTY]


                                By:
                                      --------------------------------------
                                      Name:
                                      Title:














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